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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(D) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 30, 2000
                                                  --------------



                     Paradigm Advanced Technologies, Inc.
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-28836                     33-0692466
----------------------------        ------------              ------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)              dentification No.


       1 Concord Gate, Suite 201, Toronto, Canada               M3C 3N6
       ------------------------------------------              ----------
        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code (416) 447-3235
                                                          --------------
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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

(a) Pursuant to an agreement dated as of February 18, 2000 by and among Paradigm Advanced Technologies, Inc. (the "Issuer"), Watson & Associates International Corp. ("Watson"), Eduardo Guendelman ("Guendelman") on behalf of himself and members of his immediate family and Harry Zarek, in Trust ("Zarek" and, collectively with Watson and Guendelman, the "Sellers"), the Issuer has acquired all of the issued and outstanding stock of PowerLOC Technologies Inc. ("PowerLOC"). In exchange for the stock the Issuer paid to the Sellers the following consideration: (1) a payment of $100,000 on February 18, 2000; (2) $200,000 on March 30, 2000; (3) 5,000,000 shares of the Issuer on March 30, 2000; and, (4) options to purchase 4,166,666 shares of the Issuer's Stock. The options are fully vested and exercisable for a three-year period. The purchase price was the result of arm's length negotiations between the Issuer and the Sellers.

     The funds for this purchase were provided by the Issuer.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.

     Audited financial statements of PowerLOC required pursuant to Regulation S-X will be filed on an amendment to this Form 8-K no later than June 13, 2000.

(b)  Pro Forma Financial Information.

     The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed on an amendment to this Form 8-K no later than June 13, 2000.

(c)  Exhibits.

     2.1 An agreement dated as of February 18, 2000 by and among Paradigm Advanced Technologies, Inc., Watson & Associates International Corp., Eduardo Guendelman on behalf of himself and members of his immediate family and Harry Zarek, in Trust.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PARADIGM ADVANCED TECHNOLOGIES, INC.


Dated:  April 13, 2000                 By: /s/ Selwyn Wener
                                           ----------------------------------
                                           Selwyn Wener
                                           Chief Financial Officer

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                                 EXHIBIT INDEX
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

Exhibit No.    Exhibit
-----------    -------
2.1            An agreement dated as of February 18, 2000 by and among Paradigm
               Advanced Technologies, Inc., Watson & Associates International
               Corp., Eduardo Guendelman on behalf of himself and members of his immediate family and Harry Zarek, in Trust.

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